EXHIBIT 32.2

Date: November 14, 2003
--------------------------------------------------------------------------------

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report on Form 10-KSB of GiveMePower Corp. (the "Company") for the year ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jim Bolokoski, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ Jim Bolokoski
                                        ----------------------------------------
                                        Jim Bolokoski
                                        Chief Financial Officer


                                       36